                                                                    EXHIBIT 23.6

                                    CONSENT

  I, Jean-Luc Belingard, hereby consent to being named as a person who will become a director of National Health Laboratories Holdings Inc. in the Proxy Statement/Prospectus included in the Registration Statement on Forms S-4/S3 to which this consent is an exhibit.

                                                /s/ Jean-Luc Belingard
Dated: April 24, 1995                    -------------------------------------
                                                  Jean-Luc Belingard

                                                                   EXHIBIT 23.6

                                    CONSENT

  I, Thomas P. Mac Mahon, hereby consent to being named as a person who will become a director of National Health Laboratories Holdings Inc. in the Proxy Statement/Prospectus included in the Registration Statement on Forms S-4/S-3 to which this consent is an exhibit.

                                                /s/ Thomas P. Mac Mahon
Dated: April 24, 1995                    -------------------------------------
                                                  Thomas P. Mac Mahon

                                                                    EXHIBIT 23.6

                                    CONSENT

  I, James B. Powell, hereby consent to being named as a person who will become a director of National Health Laboratories Holdings Inc. in the Proxy Statement/Prospectus included in the Registration Statement on Forms S-4/S-3 to which this consent is an exhibit.

                                                  /s/ James B. Powell
Dated: April 24, 1995                    -------------------------------------
                                                    James B. Powell